UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2022

H-CYTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36763	46-3312262
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2202 N. West Shore Blvd, Suite 200 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (844) 633-6839

Copies to:

Arthur S. Marcus, Esq

Sichenzia Ross Ference LLP

1185 Avenue of the Americas

31st Floor

New York, New York

10036 (212) 930-9700

(212) 930-9725 (fax)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: Common Stock

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 22, 2022, H-Cyte, Inc. (the “Company”), entered into an acquisition agreement (the “Acquisition Agreement” or the “Agreement”) with Scion Solutions, LLC, an Indiana limited liability company (“Scion”) and the members of Scion (the “Scion Members”), pursuant to which the Scion Members sold the Company 100% of Scion’s issued and outstanding membership interests in exchange for an aggregate of 123,153 shares of the Company’s common stock, $0.001 par value per share, and performance payments due upon the Company’s achieving certain milestones as set out on Schedule C of the Agreement. The Acquisition Agreement further provides that for every share of Company common stock issued pursuant to the exercise or conversion of those securities identified on Schedule B to the Acquisition Agreement, the Scion Members shall receive shares of the Company’s common stock in an amount sufficient to keep the Scion Members’ collective ownership of the Company’s common stock at 20% of the Company’s issued and outstanding common stock. The Company’s Chief Scientific Officer, Tanya Rhodes was a 33.33% member of Scion and received 41,051 shares of the Company’s Common Stock in the Acquisition.

The foregoing summary of the Acquisition Agreement is qualified in its entirety by reference to the full text of the Acquisition Agreement, a copy of the Acquisition Agreement is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. All of the shares described in this Current Report on Form 8-K are being offered and sold to accredited investor in reliance upon exemptions from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Number	Description
10.1	Acquisition Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H-CYTE, INC.

Date: December 28, 2022	By:	/s/ Jeremy Daniel
Jeremy Daniel
Chief Financial Officer